EXHIBIT 32

CERTIFICATION OF OFFICERS

OF PETROCORP INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Petrocorp Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

a)

The Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

b)	Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2010

/s/ James Fitzsimons

                                                                                                                                      James Fitzsimons

                                                                                                                                     Chief Executive Officer

/s/ Stephen M. Siedow

                                                                                                                                      Stephen M. Siedow

                                                                                                                                      Chief Financial Officer